SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                December 31, 2004

                                  DONOBI, INC.
               (Exact Name of Registrant as Specified in Charter)



           NEVADA                        33-20783-D            84-1064958
  (State or other jurisdiction          (Commission           (IRS Employer
      of incorporation)                  File Number)       Identification No.)


      3256 CHICO WAY NW, BREMERTON, WA                           98312
     (Address of principal executive offices)                  (Zip code)

     Registrant's telephone number, including area code:     (360) 782-4477

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

- Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

- Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     Effective January 1, 2005, DONOBi, Inc. a Nevada corporation (the "Company"), entered into employment agreements: (i) with William M. Wright, III, Chief Executive Officer of the Company; and (ii) with Judy A. Henry, Chief Financial Officer of the Company. Copies of the employment agreements are attached hereto as exhibits hereto.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)  Not  applicable
(b)  Not  applicable
(c)  Exhibit  No.  Description


EXHIBIT           DESCRIPTION                                          LOCATION
Exhibit  99.1     Employment  Agreement  with  William  M.  Wright     Provided herewith

Exhibit  99.2     Employment  Agreement with Judy A. Henry             Provided herewith


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December  28,  2004
       DONOBI,  INC.


       By:     /s/  William  M.  Wright,  III
               ------------------------------
       Name:   William  M.  Wright,  III
       Title:  President,  Chief  Executive  Officer  and
               Chairman  of  the  Board